exhibit 99

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                              FONAR CORPORATION

For Immediate Release                             FONAR Corporation NASDAQ-FONR

Contact:    Daniel  Culver                        110       Marcus        Drive
Director of Communications                        Melville,   New  York   11747
Web site:    www.fonar.com                        Telephone:   (631)   694-2929
Email:  investor@fonar.com                        Fax Number:  (631)   390-1709
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      FONAR Announces Second Quarter, Fiscal 2011, Financial Results with
     Net Income of $1.4 Million and Six Months Net Income of $1.8 Million

MELVILLE, NEW YORK, February 22, 2011 - FONAR Corporation (NASDAQ-FONR), today announced its financial results for the second quarter of fiscal 2011, which ended December 31, 2010. During the quarter, net income and also income from operations, was $1.4 million. This compares to the second quarter of fiscal 2010, which ended December 31, 2009 when the net loss and also the loss from operations was $1.3 million. The Company has had three consecutive quarters of positive net income, and four consecutive quarters of positive income from operations. A graph of Net (Loss) Income for the past six quarters can be found at: www.fonar.com/news/022211.htm

A graph of the Net (Loss) Income for the past six quarters can be found at: www.fonar.com/news/022211.htm

For the first six months of fiscal 2011, which ended December 31, 2010, net income was $1.9 million as compared to a net loss of $2.7 million, one year earlier, for the six month period which ended December 31, 2009.

Total revenues for the second quarter of fiscal 2011 ended December 31, 2010, were $8.0 million as compared to $8.2 million for the same period last year which ended December 31, 2009. Total revenues for the six months ended December 31, 2010 were $16.7 million as compared to $15.7 million for the same period last year.

During the second quarter of fiscal 2011 for the period ended December 31, 2010, total product sales were $1.8 million, versus $3.0 million for the same period last year. Total service and repair net fees for the second fiscal quarter of 2011 for the period ended December 31, 2010 were $2.7 million versus $2.7 million for the same period last year. Management & other fees were at $3.5 million during the second quarter of fiscal 2011 for the period ended December 31, 2010 as compared to $2.6 million for the same period last year. As of December 31, 2010, FONAR had installed 149 UPRIGHT(R) Multi-Position(TM) MRI units worldwide.

As of December 31, 2010, total cash, cash equivalents and marketable securities were approximately $2.0 million, an approximate 50% increase from $1.3 million as of June 30, 2010. Total current assets were $15.2 million, total assets were $24.1 million, total current liabilities were $24.9 million, and total long-term liabilities were $2.8 million.
NASDAQ Continued Listing

On October 14, 2010, the Company received notice from the NASDAQ Listing Qualifications Staff that based upon the Company's non-compliance with the $2.5 million stockholders' equity requirement set forth in NASDAQ Listing Rule 5550(b), the Company's securities were subject to delisting from The NASDAQ Capital Market. One day earlier, on October 13, 2010, the Company had reported its 10-K for the period ended June 30, 2010. The Company also did not meet the alternative requirements of $35 million in market capitalization for its listed securities (FONR), or net income from continuing operations of $500,000. Pursuant to the Listing Rules, the Company requested and was granted an extension, through January 7, 2011, to submit a plan of compliance. Subsequently, on January 11, 2011, the Company received a determination letter from the Listing Qualifications Staff of The NASDAQ Stock Market LLC (the "Staff Determination") notifying the Company that, unless the Company requests a hearing before the NASDAQ Listing Qualifications Panel (the "NASDAQ Panel"), that the Company's securities would be delisted.

The Company has requested a hearing before the NASDAQ Panel, which will stay any action with respect to the Staff Determination until the Panel renders a decision subsequent to the hearing. The hearing will be held on February 24, 2011. There can be no assurance that the Panel will grant the Company's appeal for continued listing.

Raymond Damadian, president and founder of FONAR, said, "Hard work, difficult cut-backs and an outstanding product, the FONAR UPRIGHT(R) Multi-Position(TM) MRI are behind our record-setting quarterly net income of $1,363,000. The cut-backs have been particularly hard but have been offset by the enthusiasm in our recently enacted business strategy, which capitalizes on the scanning center management business. At each of the scanning centers that we manage, our UPRIGHT(R) Multi-Position(TM) MRI scanners had more patient throughput during the second quarter of fiscal 2011 than were scanned in the second quarter of fiscal 2010."

                       FONAR CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (000's OMITTED)

ASSETS
                                                         December 31,  June 30,
                                                               2010      2010
                                                          (UNAUDITED)
Current Assets:                                             --------   --------
  Cash and cash equivalents                                 $  1,961   $  1,299
  Marketable securities                                           33         28
  Accounts receivable - net                                    5,390      4,821
  Accounts receivable - related parties - net                    118       -
  Medical receivables - net                                        4         25
  Management fee receivable - net                              2,428      2,569
  Management fee receivable - related medical
    practices - net                                            1,751      1,922

  Costs and estimated earnings in excess of
    billings on uncompleted contracts                            273        277
  Inventories                                                  2,757      2,826
  Advances and notes to related
    medical practices - net                                     -            83
  Current portion of notes receivable                            190        272
  Prepaid expenses and other current assets                      294        553
                                                            --------  ---------
        Total Current Assets                                  15,199     14,675
                                                            --------  ---------

Property and equipment - net                                   3,827      2,109
Notes receivable - net                                           238       -
Other intangible assets - net                                  4,137      4,291
Other assets                                                     673        554
                                                            --------   --------
        Total Assets                                        $ 24,074   $ 21,629
                                                            ========   ========

FONAR CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(000's OMITTED)


                                                         December 31,  June 30,
LIABILITIES AND STOCKHOLDERS' DEFICIENCY                      2010        2010
                                                          (UNAUDITED)
Current Liabilities:                                      -----------  --------
  Current portion of long-term debt and
    capital leases                                           $ 2,231    $   579
  Current portion of long-term debt-related party                  -         88
  Accounts payable                                             2,425      3,192
  Other current liabilities                                    8,683      8,065
  Unearned revenue on service contracts                        5,834      5,220
  Unearned revenue on service contracts - related parties        110       -
  Customer advances                                            4,450      4,813
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                          1,132      2,743
                                                            ---------  --------
      Total Current Liabilities                               24,865     24,700

Long-Term Liabilities:
  Accounts payable                                               135         63
  Due to related medical practices                               231        528
  Long-term debt and capital leases,
    less current portion                                       1,906      1,567
  Long-term debt less current portion-related party                -         72
  Other liabilities                                              494        475
                                                            ---------  --------
      Total Long-Term Liabilities                              2,766      2,705
                                                            ---------  --------
      Total Liabilities                                       27,631     27,405
                                                            ---------  --------

FONAR CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(000's OMITTED, except share data)

                                                         December 31,  June 30,
LIABILITIES AND STOCKHOLDERS' DEFICIENCY                      2010       2010
  (continued)                                             (UNAUDITED)
                                                          -----------  --------
STOCKHOLDERS' DEFICIENCY:

Class A non-voting preferred stock $.0001 par value;
453,000 and 1,600,000 shares authorized at
December 31, 2010 and June 30, 2010, respectively;
313,451 issued and outstanding
at December 31, 2010 and June 30, 2010                          -         -

Preferred stock $.001 par value; 567,000 and
2,000,000 shares authorized at December 31, 2010
and June 30, 2010, respectively;
issued and outstanding - none                                   -         -

Common Stock $.0001 par value; 8,500,000 and 30,000,000
shares authorized at December 31, 2010 and June 30, 2010,
respectively; 5,241,358 and 4,985,850 issued at
December 31, 2010 and June 30, 2010, respectively;
5,229,715 and 4,974,207 outstanding at December 31, 2010
and June 30, 2010, respectively                                   1          1

Class B Common Stock $ .0001 par value; 227,000 and
800,000 shares authorized at December 31, 2010 and
June 30, 2010, respectively; (10 votes per share), 158 issued
and outstanding at December 31, 2010 and June 30, 2010          -         -

Class C Common Stock $.0001 par value; 567,000 and 2,000,000 shares authorized at December 31, 2010 and June 30, 2010,
respectively; (25 votes per share), 382,513 issued
and outstanding at December 31, 2010 and June 30, 2010          -         -

Paid-in capital in excess of par value                       172,773   172,379
Accumulated other comprehensive loss                             (14)      (19)
Accumulated deficit                                         (175,523) (177,271)
Notes receivable from employee stockholders                     (119)     (191)
Treasury stock, at cost - 11,643 shares of common stock
  At December 31, 2010 and June 30, 2010                        (675)     (675)
                                                            --------  --------
      Total Stockholders' Deficiency                          (3,557)   (5,776)
                                                            --------  --------
      Total Liabilities and Stockholders' Deficiency        $ 24,074  $ 21,629
                                                            ========  ========

                       FONAR CORPORATION AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (000's OMITTED, except per share data)

                                                     FOR THE THREE MONTHS ENDED
                                                                 DECEMBER 31,
                                                            -------------------
                                                               2010       2009
REVENUES                                                    ---------  --------
  Product sales - net                                       $  1,789   $  2,961
  Service and repair fees - net                                2,653      2,629
  Service and repair fees - related parties - net                 55         55
  Management and other fees - net                              2,380      1,738
  Management and other fees - related medical
    practices - net                                            1,142        830
                                                            ---------  --------
     Total Revenues - Net                                      8,019      8,213
                                                            ---------  --------
COSTS AND EXPENSES
  Costs related to product sales                               1,368      2,279
  Costs related to service and repair fees                       700        978
  Costs related to service and repair
    fees - related parties                                        15         20
  Costs related to management and other fees                   1,707      1,384
  Costs related to management and other
    fees - related medical practices                             633        745
  Research and development                                       153        777
  Selling, general and administrative                          1,745      3,100
  Provision for bad debts                                        255        197
                                                            ---------  --------
     Total Costs and Expenses                                  6,576      9,480
                                                            ---------  --------
Income (Loss) From Operations                                  1,443     (1,267)

Interest Expense                                                (137)       (90)
Interest Expense - Related Party                                -            (5)
Investment Income                                                 58         66
Interest Income - Related Party                                    -          3
Other (Expense) Income                                            (1)         1
                                                            ---------  --------
NET INCOME (LOSS)                                           $  1,363   $(1,292)
                                                            =========  ========
Net Income Available to Class C Common Stockholders         $     25      N/A
                                                            =========  ========
Net Income (Loss) Available to Common Stockholders          $  1,261   $(1,292)
                                                            =========  ========
Basic Net Income (Loss) Per Common Share                    $   0.25   $ (0.26)
                                                            =========  ========
Diluted Net Income (Loss) Per Common Share                  $   0.24   $ (0.26)
                                                            =========  ========
Basic and Diluted Income Per Share-Common C                 $   0.06      N/A
                                                            ========= =========
Weighted Average Basis Shares Outstanding                   5,149,499 4,916,275
                                                            ========= =========
Weighted Average Diluted Shares Outstanding                 5,277,003 4,916,275
                                                            ========= =========

                       FONAR CORPORATION AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (000's OMITTED, except per share data)



                                                       FOR THE SIX MONTHS ENDED
                                                                DECEMBER 31,
                                                            -------------------

                                                               2010      2009
REVENUES                                                    ---------  --------
  Product sales - net                                        $ 4,448   $ 4,524
  Service and repair fees - net                                5,342     5,386
  Service and repair fees - related parties - net                110       110
  Management and other fees - net                              4,469     3,473
  Management and other fees - related medical
    practices - net                                            2,335     1,625
  License fees and royalties                                    -          585
                                                            ---------  --------
     Total Revenues - Net                                     16,704    15,703
                                                            ---------  --------
COSTS AND EXPENSES
  Costs related to product sales                               3,873     3,936
  Costs related to service and repair fees                     1,366     1,919
  Costs related to service and repair
    fees - related parties                                        28        39
  Costs related to management and other fees                   3,021     2,651
  Costs related to management and other
    fees - related medical practices                           1,372     1,505
  Research and development                                       607     1,631
  Selling, general and administrative                          4,128     6,333
  Provision for bad debts                                        431       377
                                                            ---------  --------
     Total Costs and Expenses                                 14,826    18,391
                                                            ---------  --------
Income (Loss) From Operations                                  1,878    (2,688)

Interest Expense                                                (231)     (169)
Interest Expense - Related Party                                  (4)      (19)
Investment Income                                                 96       153
Interest Income - Related Party                                    1         6
Other Income                                                       8        34
Loss on Note Receivable                                            -      (350)
                                                            ---------  --------
NET INCOME (LOSS)                                           $  1,748   $(3,033)
                                                            =========  ========
Net Income Available to Class C Common Stockholders         $     32      N/A
                                                            =========  ========
Net Income (Loss) Available to Common Stockholders          $  1,618   $(3,033)
                                                            =========  ========
Basic Net Income (Loss) Per Common Share                    $   0.32   $ (0.62)
                                                            =========  ========
Diluted Net Income (Loss) Per Common Share                  $   0.31   $ (0.62)
                                                            =========  ========
Basic and Diluted Income Per Share-Common C                 $   0.08       N/A
                                                            =========  ========
Weighted Average Basic Shares Outstanding                   5,080,872 4,912,108
                                                            ========= =========
Weighted Average Diluted Shares Outstanding                 5,208,376 4,912,108
                                                            ========= =========

                                    #

          For investor and other information visit: www.fonar.com.

UPRIGHT(R) and STAND-UP(R) are registered trademarks and The Inventor of MR Scanning(TM), Full Range of Motion(TM), pMRI(TM), Dynamic(TM), Multi-Position(TM), True Flow(TM), The Proof is in the Picture(TM), Spondylography(TM) Spondylometry(TM) and Upright Radiology(TM) are trademarks of FONAR Corporation.

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.
                                    ###